Exhibit 10.12

PLACEMENT AGENCY AGREEMENT

[●], 2025

Univest Securities, LLC

75 Rockefeller Plaza, Suite 1838

New York, NY, 10019

Ladies and Gentlemen:

Subject to the terms and conditions of this agreement (this “Agreement”) and the Transaction Documents (as defined below), Bon Natural Life Limited, a Cayman Islands exempted company (the “Company”), hereby agrees to sell an aggregate of [●] units (the “Units”), each Unit to be comprised of one Class A ordinary share (each a “Share” and collectively, the “Shares”), $0.001 par value per share, of the Company (the “Ordinary Shares”) or one prefunded Ordinary Share purchase warrant to purchase one Ordinary Share in lieu thereof (the “Prefunded Warrants”), and one warrant to purchase one Ordinary Share (each a “Series A Warrant” and collectively, the “Series A Warrants”), and one additional warrant to purchase one Ordinary Share (each a “Series B Warrant” and collectively, the “Series B Warrants”), directly to various investors (each, an “Investor” and collectively, the “Investors”) through Univest Securities, LLC (the “Placement Agent”), as placement agent. The Prefunded Warrants, Series A Warrants and Series B Warrants are referred to as the “Warrants”. The Ordinary Shares underlying the Prefunded Warrants, Series A Warrants and the Series B Warrants are referred to as the “Warrant Shares”. The Units, the Shares, the Prefunded Warrants, the Series A Warrants, the Series B Warrants and the Warrant Shares are referred to, collectively, as the “Securities”. The Securities shall be offered and sold to Investors under the Company’s Registration Statement on Form F-1 (File No. 333-283333), as amended (the “Registration Statement”). The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, one or more securities purchase agreements (the “Purchase Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Unit is $[●], the exercise price for each Ordinary Share issuable upon exercise of a Prefunded Warrant is $0.001, the exercise price for each Ordinary Share issuable upon exercise of a Series A Warrant is $[●], and the exercise price for each Ordinary Share issuable upon exercise of a Series B Warrant is $[●]. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

Notwithstanding anything herein to the contrary, in the event that the Placement Agent determines that any of the terms provided for hereunder do not comply with a Financial Industry Regulatory Authority (“FINRA”) rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of the Placement Agent to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company than the terms of this Agreement or that such terms are adverse to the Company.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Securities pursuant to Registration Statement with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best-efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its Affiliates (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Placement Agent may employ other FINRA member firms as selected dealers at its discretion. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”). As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent a cash fee equal to eight percent (8%) of the aggregate gross proceeds received by the Company from the sale of the Securities (the “Cash Fee”). As used in this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

(b) The term of the Placement Agent’s exclusive engagement shall begin on the date hereof and continue until the earlier of (i) the Final Closing Date of the Offering (the “Exclusive Term”), (ii) the date that is one (1) month from the date of this Agreement, (iii) the date the Placement Agent or the Company terminates the engagement according to the terms of the next sentence, and (iv) the date the Placement Agent terminates this Agreement pursuant to the last paragraph of Section 5 (such date, the “Termination Date” and the period of time during which this Agreement remains in effect is referred to herein as the “Term”). The engagement may be terminated at any time by either party upon sixty (60) days written notice to the other party, effective upon receipt of written notice to that effect by the other party. (i) Within six (6) months following each Closing Date, or (ii) if the Company elects to terminate this Agreement for any reason even though the Placement Agent was prepared to proceed with the Offering reasonably within the intent of this Agreement, within six (6) months following such termination, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company (other than the exercise by any person or entity of any options, warrants or other convertible securities) with any of Investors identified or contacted by the Placement Agent during the term of this Agreement, then the Company will pay the Placement Agent upon the closing of such financing the compensation set forth in Section 3 herein which is attributable to such eligible Investors. Unless otherwise provided under this Agreement, the provisions concerning the Company’s obligation to pay any fees actually earned pursuant to Section 1(a) hereof and to pay or reimburse the Placement Agent for any expenses incurred in accordance with Section 6 hereof, the Company’s obligations contained in the indemnification provisions, and the provisions concerning confidentiality, indemnification and contribution contained herein will survive any expiration or termination of this Agreement for any reason. All fees and expense payments or reimbursements due to the Placement Agent shall be paid by the Company to the Placement Agent on or before the Termination Date (in the event such fees and expenses are earned or owed as of the Termination Date). Furthermore, the Company agrees that during the Placement Agent’s engagement hereunder, all inquiries from prospective U.S. Investors and with respect to the Offering will be referred to the Placement Agent. Additionally, except as set forth hereunder or otherwise disclosed to the Placement Agent in writing, the Company represents, warrants and covenants that no brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other third-party with respect to the Offering. The Placement Agent agrees, not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

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(c) Subject to the consummation of the transactions contemplated under this Agreement, beginning on each Closing Date until the two (2)-week anniversary following such Closing Date, the Company grants the Placement Agent the right to provide investment banking services to the Company on an exclusive basis in all matters for which the following investment banking services are sought by the Company (such right, the “ROFR”), which right is exercisable in the Placement Agent’s sole discretion. For these purposes, investment banking services shall mean (a) acting as lead manager for any underwritten public offering; and (b) acting as exclusive placement agent, initial purchaser or financial advisor in connection with any private offering of securities of the Company. Within five (5) days after the Company’s decision to enter into any such transactions, the Company shall provide written notice to the Placement Agent, and the Placement Agent shall notify the Company of its intention to exercise the ROFR within fifteen (15) business days following receipt of such written notice from the Company. Any decision by the Placement Agent to act in any such capacity shall be contained in separate agreements, which agreements shall contain, among other matters, provisions for customary fees for transactions of similar size and nature, as may be mutually agreed upon by the parties thereto, and indemnification of the Placement Agent which are appropriate to such transactions and shall be subject to general market conditions. If the Placement Agent declines to exercise the ROFR or in the event the terms proposed by the Placement Agent are unsatisfactory to the Company, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not more favorable to such other person or persons than the terms declined by the Placement Agent in the first instance, or than the terms proposed by the Placement Agent in the second instance. The ROFR granted hereunder may be terminated by the Company for “Cause”, which shall mean a material breach by the Placement Agent of this Agreement or a material failure by the Placement Agent to provide the services as contemplated by this Agreement. The services provided by the Placement Agent hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, securityholders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.

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Section 2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of each Closing Date, as follows:

(a) Securities Law Filings. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) the Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), which was filed on November 19, 2024 and declared effective on [●], 2024 for the registration of the Securities under the Securities Act. Following the determination of pricing among the Company and the prospective Investors introduced to the Company by the Placement Agent, the Company will file with the Commission pursuant to Rules 430B and 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a final prospectus relating to the placement of the Securities, their respective pricings and the plan of distribution thereof and will advise the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement at the time of effectiveness is hereinafter called the “Preliminary Prospectus”; and the final prospectus, in the form in which it will be filed with the Commission pursuant to Rules 430A and/or 424(b) (including the Preliminary Prospectus as it may be amended or supplemented) is hereinafter called the “Final Prospectus.” The Registration Statement at the time it originally became effective is hereinafter called the “Original Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Preliminary Prospectus or the Final Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Final Prospectus, as the case may be. As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Preliminary Prospectus, any subscription agreement between the Company and the Investors, the final terms of the Offering provided to the Investors (orally or in writing) and any issuer free writing prospectus as defined in Rule 433 of the Act (each, an “Issuer Free Writing Prospectus”), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package. The term “any Prospectus” shall mean, as the context requires, the Preliminary Prospectus, the Final Prospectus, and any supplement to either thereof. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Preliminary Prospectus or any prospectus supplement or intends to commence a proceeding for any such purpose.

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(b) Assurances. The Original Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Final Prospectus, as of its date, complied or will comply in all material respects with the Securities Act and the applicable Rules and Regulations. The Final Prospectus, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Registration Statement, Preliminary Prospectus and the Final Prospectus, being collectively referred to herein as the “SEC Reports”), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for this Agreement and the Transaction Documents, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement and the Transaction Documents, there are no contracts or other documents required to be described in the Final Prospectus, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) Offering Materials. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities other than the Time of Sale Disclosure Package.

(d) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Transaction Documents and the Time of Sale Disclosure Package and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement, the Transaction Documents and the Time of Sale Disclosure Package by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s shareholders in connection therewith other than in connection with the Required Approvals (as defined below). This Agreement and each Transaction Document has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. “Required Approvals” shall mean such filings as are required to be made under applicable state securities laws.

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(e) No Conflicts. The execution, delivery and performance by the Company of this Agreement and each Transaction Document and the transactions contemplated hereby, thereby and pursuant to the Time of Sale Disclosure Package, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of association, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to in: (x) a material adverse effect on the legality, validity or enforceability of this Agreement or any other agreement entered into between the Company and the Investors, (y) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the transactions contemplated under the Prospectus (any of (x), (y) or (z), a “Material Adverse Effect”). As used in this Agreement, “Subsidiary” means each of the direct and indirect subsidiaries of the Company as set forth in the SEC Reports, collectively, the “Subsidiaries”. As used in this Section 2(e), “Lien” means liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions.

(f) Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to the Placement Agent’s Counsel shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(g) Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(h) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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(i) FINRA Affiliations. There are no affiliations with any firm that is a member of the FINRA participating in the Offering among the Company’s officers, directors or, to the knowledge of the Company, any 5% or greater shareholder of the Company.

(j) Representations and Warranties Incorporated by Reference. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

Section 3. Delivery and Payment.

(a) Closing for the Offering. Delivery of and payment for the Units shall be made at or around 11:00 A.M., Eastern time, on the first (1st) Trading Day following the date of the Purchase Agreement in the case of the initial Closing or the date of the written notice delivered by one or more Investors to purchase additional Units pursuant to the Purchase Agreement, or at such other day and/or time as shall be agreed upon by the Placement Agent and the Company. Each Closing shall occur at the offices of Sullivan & Worcester LLP (“Placement Agent’s Counsel”), located at 1251 Avenue of the Americas, 19th Fl, New York, NY, 10020 (or at such other place as shall be agreed upon by the Placement Agent and the Company). On each Closing Date, the Company shall issue the Units subject to such Closing directly to the account designated by the Placement Agent and, upon receipt of such Units, the Placement Agent shall electronically deliver the Shares, the Prefunded Warrants, the Series A Warrants and the Series B Warrants comprising the Units to the applicable Investor and payment shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company. At such Closing, the Company shall deliver a Prefunded Warrant registered in the name of each Investors to purchase the aggregate number of Ordinary Shares as set forth in each Investors respective signature page to the Purchase Agreement, a Series A Warrant registered in the name of each Investor to purchase up to an aggregate number of Ordinary Shares equal to 100% of the aggregate number of such Investor’s Shares purchased pursuant to the Offering and a Series B Warrant registered in the name of each Investor to purchase up to an aggregate number of Ordinary Shares equal to 100% of the aggregate number of such Investor’s Shares purchased pursuant to the Offering. Subject to the terms and conditions hereof, at each Closing, payment of the purchase price for the Units sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of the Shares (with the Prefunded Warrants, Series A Warrants and the Series B Warrants to follow as provided in the previous sentence), and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one (1) business day before such Closing Date. Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent’s Counsel; provided, however, that the Company shall be deemed to have satisfied its obligations with respect to the delivery of the Prefunded Warrants, Series A Warrants and Series B Warrants by making available a PDF copy of the executed Prefunded Warrants, Series A Warrants and Series B Warrants at the applicable Closing and delivering the originals thereof within five (5) trading days of the Closing. All actions taken at a Closing shall be deemed to have occurred simultaneously.

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(b) Payment for the Units. The Units are being sold to the Investors at the public offering price as set forth in the Prospectus. The purchase of the Units by each of the Investors shall be evidenced by the receipt of funds in the account designated by the Company and the Placement Agent and execution of the Purchase Agreement by each such Investor and the Company.

(c) Delivery of the Shares, Prefunded Warrants, Series A Warrants and Series B Warrants. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Placement Agent shall otherwise instruct. Delivery of the Prefunded Warrants, Series A Warrants and the Series B Warrants shall be made as set forth in Section 3(a) above.

(d) Offering Period. The Offering Period shall commence on the effective date of the Registration Statement and will continue until the earlier of (i) the completion of the sale of all Securities in the Offering and (ii) the date that is thirty (30) calendar days following such effective date, unless such 30-day period is extended by the mutual written agreement of the Company and the Placement Agent for an additional period of up to thirty (30) calendar days from such date (the “Offering Period”). After the initial Closing, subsequent closings with respect to accepted subscriptions may take place at any time during the Offering Period in accordance with the Purchase Agreement.

Section 4. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Registration Statement Matters. During the Prospectus Delivery Period (as defined below), the Company will advise the Placement Agent promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus has been filed and will furnish the Placement Agent with copies thereof. During the Prospectus Delivery Period, the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus. During the Prospectus Delivery Period, the Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement any Prospectus or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of the Preliminary Prospectus or the Final Prospectus or any prospectus supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or a Prospectus or for additional information. The Company shall use its commercially reasonable efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that during the Prospectus Delivery Period, it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

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(b) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. During the Prospectus Delivery Period, the Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect. During the Prospectus Delivery Period, the Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(c) Amendments and Supplements to a Prospectus and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and any Prospectus. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Securities contemplated by any Prospectus (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or Placement Agent’s Counsel, it becomes necessary to amend or supplement any Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement any Prospectus or to file under the Exchange Act any SEC Reports to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement or any Prospectus that is necessary in order to make the statements in any Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement or any Prospectus, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing any Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(d) Copies of any Amendments and Supplements to a Prospectus. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending upon the completion of the Offering, as many copies of any Prospectus or prospectus supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

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(e) Free Writing Prospectus. The Company covenants that it will not, unless it obtains the prior written consent of the Placement Agent, make any offer relating to the Securities that would constitute a Company Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. In the event that the Placement Agent expressly consents in writing to any such free writing prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as an Company Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(f) Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Ordinary Shares.

(g) Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Securities Act, but in any event not later than twelve (12) months after the initial Closing Date, the Company will make generally available to its security holders and to the Placement Agent an earnings statement, covering a period of at least twelve (12) consecutive months beginning after the initial Closing Date, that satisfies the provisions of Section 11(a) and Rule 158 under the Securities Act.

(h) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and The Nasdaq Stock Market LLC (“Trading Market”) all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(i) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors deem necessary or appropriate to consummate each Closing in connection with the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and each is a third-party beneficiary of, the representations and warranties, and applicable covenants, set forth in any purchase, subscription or other agreement entered into with Investors in connection with the Offering.

(j) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(k) Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

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(l) Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may at its sole expense, subsequent to the Closing, make public its involvement with the Offering.

(m) Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(n) Research Matters. By entering into this Agreement, the Placement Agent provides no promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as the placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent’s providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

(o) Lock-up Agreements. The Company will use its reasonable best efforts to enforce the terms of each Lock-Up Agreement (as defined below) and will issue stop-transfer instructions to the transfer agent for the Ordinary Shares with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(p) Subsequent Equity Sales.

(i) From the date hereof until ninety (90) days after the Final Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares (“Ordinary Share Equivalents”).

(ii) From the date hereof until one hundred and twenty (120) days after the Final Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (x) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (y) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. The Placement Agent shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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(iii) Notwithstanding the foregoing, this Section 4(p) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance. “Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, or (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period set forth in Section 4.11(a) of the Purchase Agreement, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

Section 5. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the applicable Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On each such Closing Date, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a letter from YCM CPA Inc. (the independent registered public accounting firm of the Company), addressed to the Placement Agent, dated as of such Closing Date, in form and substance reasonably satisfactory to the Placement Agent. The letters shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the applicable Prospectus or prospectus supplement, which, in the Placement Agent’s sole judgment, is material and adverse and that makes it, in the Placement Agent’s reasonable judgment, impracticable or inadvisable to proceed with the Offering of the Securities as contemplated by such Prospectus.

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(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. Each Prospectus (in accordance with Rule 424(b)) and “free writing prospectus” (as defined in Rule 405 of the Securities Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(c) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and each Prospectus, and the registration, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s Counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent’s reasonable judgment after consultation with the Company, there shall not have occurred any material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus (each, a “Material Adverse Change”).

(e) Opinion of Counsels for the Company. The Placement Agent shall have received on each such Closing Date the opinion of U.S. legal counsel, PRC legal counsel and Cayman Islands legal counsel to the Company, dated as of such Closing Date and addressed to the Placement Agent, including, without limitation, a negative assurance letter from U.S. legal counsel to the Company, each in form and substance substantially similar to the opinions delivered by U.S. legal counsel, PRC legal counsel and Cayman Islands legal counsel to the Company in connection with an offering of the type contemplated hereby, which shall be deemed reasonably satisfactory to the Placement Agent.

(f) Officers’ Certificate. The Placement Agent shall have received on each such Closing Date, a certificate of the Company, dated as of such Closing Date and which may be relied upon by the Placement Agent, signed by the Chief Executive Officer and Chief Financial Officer of the Company, in their respective capacities as such officers only, in a form reasonably acceptable to the Placement Agent, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of such Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

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(ii) No stop order suspending the effectiveness of the Registration Statement or the use of the Final Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii) When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement when such documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the SEC Reports which has not been so set forth; and

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(g) Chief Financial Officer’s Certificate. The Placement Agent shall have received on each such Closing Date, a certificate of the Company, dated as of such Closing Date and which may be relied upon by the Placement Agent, signed by the Chief Financial Officer of the Company, with respect to certain financial data contained in or incorporated by reference into the Registration Statement, in a form reasonably acceptable to the Placement Agent.

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(h) Secretary’s Certificate. The Placement Agent shall have received on each such Closing Date, a certificate of the Company, dated as of such Closing Date and which may be relied upon by the Placement Agent, signed by the Secretary of the Company, certifying, among others, (i) that each of the Company’s organizational documents is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) that each of the Company and its Subsidiaries is in good standing under the laws of the jurisdiction of its incorporation or organization; (iv) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (v) as to the incumbency of the officers of the Company, in a form reasonably acceptable to the Placement Agent.

(i) Exchange Act Registration and Stock Exchange Listing. The Ordinary Shares shall have been registered under the Exchange Act and shall have been approved for listing on the Trading Market, subject to official notice of issuance, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Ordinary Shares under the Exchange Act or delisting or suspending from trading the Ordinary Shares from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(j) Lock-Up Agreement. The Company shall have delivered to the Placement Agent a letter substantially in the form of Exhibit A hereto (the “Lock-Up Agreement”) from each executive officer, director and 5% shareholder of the Company addressed to the Placement Agent.

(k) Additional Documents. On or before each Closing Date, the Placement Agent and Placement Agent’s Counsel shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 1(a), Section 1(b), Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

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Section 6. Payment of Expenses. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company agrees to pay all reasonable costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Shares; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Preliminary Prospectus, the Final Prospectus and each prospectus supplement, if any, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country; (vii) if applicable, the filing fees incident to the review and approval by FINRA of the Placement Agent’s participation in the offering and distribution of the Securities; (viii) the fees and expenses associated with including the Securities on the Trading Market; (ix) all costs and expenses incident to the travel and accommodation of the Company’s employees on the “roadshow,” if any; (x) the Placement Agent’s clearing expenses; and (xi) all other fees, costs and expenses referred to in Part II of the Registration Statement. The Company shall be obligated to pay or reimburse the Placement Agent for its actual and accountable out-of-pocket expenses related to the Offering, including any fees and disbursements of the Placement Agent’s legal counsel and, if applicable, any electronic road show service used in connection with the Offering; provided, however, that the maximum amount that the Company shall be required to pay or reimburse the Placement Agreement pursuant to this sentence shall be $100,000. The Company further agrees that, in addition to the expenses payable pursuant to this Section 6, on each Closing Date it shall pay to the Placement Agent, by deduction from the net proceeds to be received with respect to such Closing, a non-accountable expense allowance equal to one and a half percent (1.5%) of the gross proceeds received by the Company from the sale of the Securities at such Closing.

Section 7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, their respective affiliates and each such controlling person (the Placement Agent, and each such entity or person, an “Agent Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Agent Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Agent Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Agent Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Agent Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Agent Indemnified Person furnished in writing by or on behalf of such Agent Indemnified Person expressly for use in the Registration Statement or any Prospectus) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Agent Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Agent Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for any Liabilities or Expenses of any Agent Indemnified Person that are finally judicially determined to have resulted solely from such Agent Indemnified Person’s (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Company also agrees to reimburse each Agent Indemnified Person for all Expenses as they are incurred in connection with enforcing such Agent Indemnified Person’s rights under this Agreement.

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(b) The Placement Agent agrees to indemnify and hold harmless the Company, its affiliates and each person controlling the Company (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Company, its affiliates and each such controlling person (the Company, and each such entity or person, a “Company Indemnified Person”) from and against any Liabilities, and shall reimburse each Company Indemnified Person for all Expenses as they are incurred by a Company Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Company Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Placement Agent furnished in writing to the Company by or on behalf of such Placement Agent specifically for inclusion therein, or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by such Placement Agent pursuant to this Agreement, the transactions contemplated thereby or any Company Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, such Placement Agent shall not be responsible for any Liabilities or Expenses of any Company Indemnified Person that are finally judicially determined to have resulted solely from such Company Indemnified Person’s (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Placement Agent also agrees to reimburse each Company Indemnified Person for all Expenses as they are incurred in connection with enforcing such Company Indemnified Person’s rights under this Agreement. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by a Placement Agent under this Section 7(b) exceed the total commissions received by such Placement Agent in connection with the Offering.

(c) Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Indemnifying Person in writing; provided that failure by any Indemnified Person so to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which the Indemnifying Person may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Indemnifying Person shall have been prejudiced by such failure. The Indemnifying Person shall, if requested by the Indemnified Person, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Indemnified Person, which counsel may also be counsel to the Indemnifying Person. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Indemnifying Person, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Indemnifying Person from representing both the Indemnifying Person (or another client of such counsel) and any Indemnified Person; provided that the Indemnifying Person shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Indemnifying Person shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Indemnifying Person shall not, without the prior written consent of the Indemnified Person (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. “Action” means any action, suit, inquiry, notice of violation, proceeding or investigation affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

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(d) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Indemnifying Person shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Indemnifying Person, on the one hand, and to the Indemnified Person and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person, on the one hand, and the Indemnified Person and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Indemnifying Person contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Indemnified Person pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Representative under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(e) The Indemnifying Person also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Indemnifying Person for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Indemnifying Person that are finally judicially determined to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(f) The reimbursement, indemnity and contribution obligations of the Indemnifying Person set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 8. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 9. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: Yi (Edric) Guo, Chief Executive Officer, e-mail: yguo@univest.us

With a copy to (which shall not constitute notice):

Sullivan & Worcester LLP,

1251 Avenue of the Americas, 19th Fl

New York, NY, 10020

Attention: David Danovitch

Email: ddanovitch@sullivanlaw.com

If to the Company:

Bon Natural Life Limited

C601, Gazelle Valley, No.69 Jinye Road,

Xi’an Hi-tech Zone, Xi’an, China

Attention: Cindy Liu

Email: bonnatural@appchem.cn

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With a copy to (which shall not constitute notice):

The Crone Law Group, P.C.

420 Lexington Avenue, Suite 2446

New York, NY 10170

Attention: Joe Laxague

E-mail: jlaxague@cronelawgroup.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12. Governing Law Provisions. This Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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Section 13. General Provisions.

(a) This Agreement and the Transaction Documents together constitute the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. Notwithstanding anything herein to the contrary, the Engagement Agreement, dated November 24, 2024 (the “Engagement Agreement”), between the Company and the Placement Agent, shall continue to be effective and the terms therein shall continue to survive and be enforceable by the Placement Agent in accordance with its terms, provided that, in the event of a conflict between the terms of the Engagement Agreement or any other Transaction Document and this Agreement, the terms of this Agreement shall prevail. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b) The Company acknowledges that in connection with the Offering of the Securities: (i) the Placement Agent has acted at arm’s length, is not an agent of, and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

[The remainder of this page has been intentionally left blank.]

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

BON NATURAL LIFE LIMITED

Name:	Yongwei Hu
Title:	Chief Executive Officer

Accepted and agreed to as of
the date first written above:

UNIVEST SECURITIES, LLC

Name:	Yi (Edric) Guo
Title:	Chief Executive Officer

Exhibit A

Form of Lock-Up Agreement

(see attached)